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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) October 25, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, to be dated as of October 1, 2001, relating to the CSFB Trust, Series 2001-S23).


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                      333-61840                13-3320910
-------------------------------         -----------              -----------
  (State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)                File Number)         Identification No.)

        11 Madison Avenue
        New York, New York                                  10010
       --------------------                              ----------
      (Address of Principal                              (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code (212) 325-2000

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

ITEM 5. OTHER EVENTS.
----    ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its CSFB Trust, Series 2001-S23.

     Incorporation of Certain Documents by Reference
     -----------------------------------------------

         In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1

     The consolidated financial statements of Financial Security Assurance Inc. ("FSA") and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the fiscal year ended December 31, 2000 and which have been audited by PricewaterhouseCoopers, and the unaudited condensed consolidated balance sheets, statements of operations and comprehensive income, and statements of cash flows of FSA and subsidiaries for the six months ended June 30, 2001 and 2000, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended June 30, 2001, are hereby incorporated by reference in (i) the prospectus; and (ii) the prospectus supplement. The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on such financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement related to CSFB Mortgage Pass-Through Certificates, Series 2001-S23, is attached hereto as Exhibit 23.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

        INFORMATION AND EXHIBITS.
        ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1    Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE SECURITIES CORP.






                                      By:    /s/ Helaine Hebble
                                             ------------------
                                             Helaine Hebble
                                             Senior Vice President


Dated: October 26, 2001

EXHIBIT INDEX
-------------

Exhibit      Description
------       -----------

23.1         Consent of PricewaterhouseCoopers LLP

                                 EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement on Form S-3 of CSFB Mortgage Pass-Through Class A-2 Certificates, Series 2001-S23 of our report dated January 24, 2001 relating to the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, which appears as an exhibit in Financial Security Assurance Holdings Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus Supplement.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


New York, New York
October 25, 2001